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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 14, 2006
                            (Date of report; date of
                            earliest event reported)


                         Commission file number: 1-3754


                                    GMAC LLC
             (Exact name of registrant as specified in its charter)


                   Delaware                                38-0572512
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                 Identification No.)


                             200 Renaissance Center
                         P.O. Box 200 Detroit, Michigan
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant

Effective August 14, 2006, GMAC finalized a $10 billion funding facility with Citigroup. The press release follows.

DETROIT - GMAC today announced the signing of a three-year, $10 billion funding facility with a subsidiary of Citigroup Inc.

This $10 billion funding facility is part of the commitment made by Citigroup in conjunction with the sale of a 51 percent controlling interest in GMAC by General Motors to a consortium led by Cerberus Capital Management L.P., which includes Citigroup, Aozora Bank Ltd. and a subsidiary of The PNC Financial Services Group, Inc.

"In advance of closing the equity transaction, we have created another innovative funding source that provides additional operational flexibility. The structure of this facility and the type of assets to be funded represent a unique source of liquidity for GMAC and further affirms the quality of our underwriting and servicing capability," said Sanjiv Khattri, GMAC chief financial officer and executive vice president.

The facility involves U.S. auto finance assets originated and acquired by GMAC. It will support GMAC's ongoing business and has flexibility to adjust with GMAC's requirements. The facility is comprised of two parts that can be used in any combination up to $10 billion:

o The first is a purchase commitment for up to $10 billion of rated asset-backed securities. These securities can range in credit risk from AAA to BB and can be backed by U.S. assets, including SmartLease and dealer floor plan assets.

o The second component is a commitment to purchase up to $4 billion of unrated notes backed by other U.S. assets not typically securitized by GMAC in its other secured funding programs.

GMAC will continue to service the assets.

"We are particularly pleased about the $4 billion unrated tranche. This is a first for us in the securitization space," added Khattri.

GMAC is a global, financial services, limited liability company that operates in 39 countries, in auto finance, residential mortgage, insurance and commercial finance businesses. With more than $300 billion in assets, it generated
$2.5 billion in net income in 2005, on revenue of $19.2 billion. General Motors, which currently owns all of the equity of GMAC, recently announced it will sell a majority of its interest to a consortium of investors led by Cerberus Capital Management.

The offering of the securities described in this press release will not be registered under the Securities Act of 1933, as amended, and the securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The information contained in this press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of any of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

FORWARD-LOOKING LANGUAGE

In this press release and comments by GMAC LLC ("GMAC") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," "designed," "impact," or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC's actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of General Motors ("GM"), our parent, to complete a transaction with a strategic investor regarding a controlling interest in GMAC while maintaining a significant stake in GMAC, securing separate credit ratings and low cost funding to sustain growth for GMAC and Residential Capital Corporation ("ResCap") and maintaining the mutually beneficial relationship between GMAC and GM; significant changes in the competitive environment and the effect of competition in the corporation's markets, including on the corporation's pricing policies; our ability to maintain adequate financing sources; our ability to maintain an appropriate level of debt; the profitability and financial condition of GM, including changes in production or sales of GM vehicles, risks based on GM's contingent benefit guarantees and the possibility of labor strikes or work stoppages at GM or at key suppliers such as Delphi Corp.; funding obligations under GM and its subsidiaries' qualified U.S. defined benefits pension plans; restrictions on ResCap's ability to pay dividends and prepay subordinated debt obligations to us; changes in the residual value of off-lease vehicles; changes in U.S. government -sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of GMAC or GM; the threat of natural calamities; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations.

Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GMAC LLC
                                     -------------------------------------
                                     (Registrant)



Dated:        August 14, 2006        /s/  SANJIV KHATTRI
              ----------------       -------------------------------------
                                     Sanjiv Khattri
                                     Executive Vice President,
                                     Chief Financial Officer and Director


Dated:        August 14, 2006        /s/  LINDA K. ZUKAUCKAS
              ----------------       -------------------------------------
                                     Linda K. Zukauckas
                                     Vice President and Corporate Controller